SPDR TRUST, SERIES 1
(A Unit Investment Trust)
Supplement dated February 13, 2009
to Prospectus dated January 27, 2009

All capitalized terms used but not defined in this Supplement shall have the meaning ascribed to them in the prospectus dated January 27, 2009 (“Prospectus”).

On October 1, 2008, NYSE Euronext acquired the American Stock Exchange LLC which was renamed “NYSE Alternext US”. As the listing and trading of all exchange traded funds on NYSE Euronext is being consolidated on a single trading venue, NYSE Arca, Inc. (“NYSE Arca”), the Sponsor and the Trustee, State Street Bank and Trust Company, have therefore decided to move the listing for the Trust from NYSE Alternext US to NYSE Arca, and have amended the Standard Terms and Conditions of Trust to permit the change of listing venue for the Trust.

The listing transition process requires the formal withdrawal of listing of the Trust from NYSE Alternext US, and the new listing of the Trust on NYSE Arca. The Trust intends to commence the listing on NYSE Arca on or about February 24, 2009. Upon the change of listing, all references to “the Exchange” in the Prospectus will refer to NYSE Arca.